EXHIBIT 99.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

          In connection with the accompanying Annual Report of Wireless Facilities, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 27, 2002 (the “Report”), I, Terry Ashwill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2003

WIRELESS FACILITIES, INC.

By:	/s/ TERRY ASHWILL

Terry Ashwill
Chief Financial Officer